UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2011

PARKER-HANNIFIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd. Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 896-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 26, 2011, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Parker-Hannifin Corporation (the “Company”), pursuant to the Company’s 2009 Omnibus Stock Incentive Plan and subject to the Company’s 2010 Performance Bonus Plan, adopted the Long-Term Incentive Performance Plan Under the Performance Bonus Plan (“LTIP Plan”) and authorized a grant of CY 2011-12-13 Long-Term Incentive Performance Awards Under the Performance Bonus Plan (“LTIP Awards”) to each of its executive officers, including the named executive officers listed below:

Named Executive Officer	Shares Awarded (Maximum)	Target LTIP Shares
Donald E. Washkewicz	98,920	49,460
Timothy K. Pistell	37,460	18,730
Lee C. Banks	26,220	13,110
Thomas L. Williams	26,220	13,110

Under the terms of the LTIP Plan, each executive officer of the Company will be eligible to receive all or a portion of the maximum shares awarded under the LTIP Awards based upon the Company’s performance during the three-year performance period for certain key objective financial metrics and subject to the Committee’s discretion to reduce the amount payable to each executive officer, including, for example, a possible reduction to the number of target LTIP shares set out above based on the Company’s performance in comparison to its peer group. The key objective financial metrics are set forth in the LTIP Plan. Any amount payable under the LTIP Awards will be paid in shares of common stock of the Company, to be issued in April following the end of the performance period, subject to the Committee’s certification of achievement of financial performance, exercise of its discretion described above to reduce the amount payable and authorization of payment. The foregoing summary is qualified in its entirety by reference to the Company’s Long-Term Incentive Performance Plan Under the Performance Bonus Plan attached hereto as Exhibit 10.1 and the Company’s Long-Term Incentive Performance Award Under the Performance Bonus Plan attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description of Exhibit

10.1	Parker-Hannifin Corporation Long-Term Incentive Performance Plan Under the Performance Bonus Plan

10.2	Parker-Hannifin Corporation Long-Term Incentive Performance Award Under the Performance Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By:	/s/ Thomas A. Piraino, Jr.
Thomas A. Piraino, Jr.
Vice President and Secretary

Date: February 1, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Parker-Hannifin Corporation Long-Term Incentive Performance Plan Under the Performance Bonus Plan

10.2	Parker-Hannifin Corporation Long-Term Incentive Performance Award Under the Performance Bonus Plan